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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

Semi-Annual Report
(unaudited)

June 30, 2006

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a
Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MSP/Madison Strategic Sector Premium Fund

Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund

Portfolio Manager Review

We at Madison Asset Management LLC are pleased to address the progress of our Fund, the Madison Strategic Sector Premium Fund ("MSP") for the period ending June 30, 2006.

In the first four months of 2006, the market was strong and leadership continued to come from the most economically sensitive sectors (energy, industrials and materials). In May and June, defensive sectors (utilities and consumer staples) outperformed. In addition, more speculative investments such as emerging market equities and commodities performed well early in the period as investors perceived the Federal Reserve (the "Fed") would take a more growth-friendly stance. However, the Fed raised rates for the 16th consecutive time in early May in response to concerns of rising inflation. In conjunction with the raise in rates, Fed Chairman Ben Bernanke's comments caused a frantic market to move away from speculative investments in a flight to quality. As of June 30, 2006, despite the Standard & Poor's 500 ("S&P 500") being up almost 7% at its May peak, the S&P 500 appreciated just 1.8% and posted a total return of 2.7% for the full six-month period.

As of June 30, 2006, MSP held 51 common stocks, comprising 92% of total net assets.1 During the first half of the year, the Fund's managers wrote options which resulted in $6.8 million in premiums with an average duration to their option expiration of 4.9 months. As of June 30, 2006, MSP had 71 outstanding written (sold) stock options, of which 69% were "out-of-the-money" meaning the stock price is below the strike price at which the shares would be called away. This provides the Fund with the opportunity to participate in a potential market rally.

We are pleased to report that MSP generated enough income in the first half of 2006 to return $0.90 per share to our shareholders in dividends by declaring a $0.15 per share dividend every month. At the Fund's traded market price of $18.88 per share on June 30, 2006 and at the current monthly rate of $0.15, our dividend yield was 9.53%. It is management's objective that dividends during 2006 represent earned net income and short-term capital gains from option profits, and that the 2006 distributions will not include any return of capital. In addition, we do not anticipate declaring any special or year-end dividends in 2006. The final determination of the source of the 2006 distributions, however, will be made after the end of the Fund's fiscal year and will be reported to shareholders in January 2007 on IRS form 1099-DIV.

MSP has paid a total $1.80 per share in dividends since its first dividend payout in July 2005. The total return since inception was 10.10% based on net asset value per share ("NAV"), compared to a 10.98% increase for the CBOE BuyWrite ("BXM") Index during the same period. Thus, we believe that the Fund has achieved solid results that provide us with considerable confidence in meeting MSP's longer term goals.

The Fund's NAV declined $1.30 in the first half of 2006 from a high of $20.25 on January 11 to a low of $18.95 on June 27, but ended the period on June 30 at $19.21. The Fund had a year-to-date return of 1.17% based on NAV, including the reinvestment of dividends. In tandem with the market decline, MSP traded at a discount to NAV for a portion of the period, dipping to its widest discount

1This figure is comprised of total assets minus total liabilities including written options.

Semi-annual Report/June 30, 2006/1

MSP/Madison Strategic Sector Premium Fund/Portfolio Manager Review/continued

of 7.18% on May 24 and 25. By the end of the semiannual period, MSP's discount had rebounded to 1.72% ($18.88 market price versus $19.21 NAV). The total return on a market price basis for the Fund was -2.53%, including the reinvestment of dividends for the six months ended June 30, 2006.

The top performing sectors during the period were of a more cyclical nature while MSP is invested in sectors that we believe present the best opportunities for consistent growth and attractive option premiums. MSP's largest exposure was in the consumer discretionary sector, followed by the technology sector, health care and financial sectors. We continued to keep the Fund absent from the materials and utilities sectors, but did take a small position in an energy company during the quarter (Transocean, which represented 1.8% of long-term investments).

Madison Asset Management's stock picking strategy involves seeking a portfolio of common stocks that have favorable "PEG" ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" objective, as we look for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our option writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. In addition, we believe that our concentration in the Consumer Discretionary and Retail, Technology, Medical Health and Pharmaceutical and Financial sectors provides opportunities for larger premiums than those that would come from other sectors or from writing index options. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Looking ahead we are encouraged by early signs of a possible change in market leadership. We anticipate a slowing in the rate of corporate profit growth, yet still a record level of earnings. Corporate balance sheets remain strong, and valuations appear attractive, both positive signals for the market. Many of the headwinds of the market should diminish as the Fed nears the end of their tightening cycle. We believe this environment will be favorable for our bottom-up investment philosophy of analyzing and investing in high-quality companies with strong business models and management teams, and purchasing stakes in these companies only when valuations are attractive.

2/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund/Portfolio Manager Review/concluded

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2006
FOR MADISON STRATEGIC SECTOR PREMIUM FUND

% of net assets
Morgan Stanley	3.96%
Nasdaq-100 Index Tracking Stock	3.92%
Bed Bath & Beyond Inc.	3.66%
Home Depot Inc.	3.62%
Lowe's Cos Inc	3.35%
Merrill Lynch & Co. Inc.	3.20%
United Parcel Service - CL B	3.03%
Amgen Inc	3.00%
Target Corp.	2.92%
Countrywide Financial Corp.	2.80%

Semi-annual Report/June 30, 2006/3

MSP/Madison Strategic Sector Premium Fund

Portfolio of Investments | June 30, 2006 | unaudited

Number of Shares		Value
	Common Stocks - 92.5%
	Business Services - 1.1%
17,600	Cintas Corp.	$699,776
25,000	Hewitt Associates*	562,000
	Computers & Peripheral - 2.0%
90,000	Dell Inc.	2,201,400
	Consumer Discretionary - 20.4%
76,500	American Eagle Outfitters Inc.	2,604,060
120,000	Bed Bath & Beyond Inc.*	3,980,400
20,000	Coach Inc*	598,000
40,000	Harley-Davidson Inc.	2,195,600
110,000	Home Depot Inc.	3,936,900
30,000	Kohl's Corp.*	1,773,600
60,000	Lowe's Cos Inc.	3,640,200
10,000	Ross Stores Inc.	280,500
65,000	Target Corp.	3,176,550
	Energy - 1.9%
25,000	Transocean Inc.*	2,008,000
	Exchange-Traded Funds - 3.9%
110,000	Nasdaq-100 Index Tracking Stock	4,263,600
	Financials - 15.4%
11,100	Affiliated Managers Group Inc.*	964,479
35,000	Capital One Financial Corp.	2,990,750
40,000	Citigroup Inc.	1,929,600
80,000	Countrywide Financial Corp.	3,046,400
50,000	Merrill Lynch & Co. Inc.	3,478,000
68,100	Morgan Stanley	4,304,601
	Health Care - 15.8%
50,000	Amgen Inc.*	3,261,500
24,000	Biogen Idec Inc.*	1,111,920
65,000	Biomet Inc.	2,033,850
80,000	Boston Scientific Corp.*	1,347,200
20,000	Community Health Systems Inc.*	735,000
100,000	Health Management Associates Inc.	1,971,000
35,000	Medtronic Inc.	1,642,200
50,000	Patterson Cos Inc.	1,746,500
42,100	Stryker Corp.	1,772,831
10,000	Waters Corp.*	444,000
20,000	Zimmer Holdings Inc.*	1,134,400
	Industrial - 7.3%
37,000	Apache Corp.	2,525,250
94,235	FLIR Systems Inc.*	2,157,982
40,000	United Parcel Service-Class B	3,293,200
	Insurance - 2.6%
10,000	American International Group Inc.	$590,500
35,000	MGIC Investment Corp.	2,275,000
	Software - 4.0%
140,000	Check Point Software Technologies Ltd.*	2,461,200
120,000	Symantec Corp.*	1,864,800
	Technology - 18.1%
80,000	Altera Corp.*	1,404,000
100,000	Applied Materials Inc.	1,628,000
60,000	Cisco Systems Inc.*	1,171,800
69,300	eBay Inc.*	2,029,796
170,000	Flextronics International Ltd.*	1,805,400
2,000	Google Inc.	838,660
60,000	Hewlett-Packard Co.	1,900,800
140,000	Intel Corp.	2,653,000
55,000	Linear Technology Corp.*	1,841,950
12,500	Mercury Interactive Corp.*	437,125
120,000	Microsoft Corp.	2,796,000
14,000	Qlogic Corp.*	241,360
40,000	Xilinx Inc.	906,000
	Total Long-Term Investments (Cost $104,800,296)	100,656,640
	Short-Term Investments - 12.6%
	Repurchase Agreement - 8.0%
	Morgan Stanley issued 6/30/06 at 4.4%, due 7/3/06, collateralized by $8,890,851 in United States Treasury Notes due 8/15/09. Proceeds at maturity are $8,716,195 (Cost $8,713,000).	8,713,000
	Put Collateral - 4.6% US Treasary Note due 11/30/06 at 2.875%. Proceeds at maturity are $5,000,000 (Cost 4,965,731).	4,953,130
	Total Investments - 105.1% (Cost $118,479,027)	114,322,770
	Cash and other assets less liabilities - 0.0%	8,531
	Total Call Options Written - (4.9%)	(5,318,410)
	Total Put Options Written - (0.2%)	(261,375)
	Net Assets - 100%	$108,751,516

*Non-income producing.

4/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund/Portfolio of Investments/concluded

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
111	Affiliated Managers Group Inc.	January 2007	$80.00	$134,310
400	Altera Corp.	September 2006	20.00	14,000
400	Altera Corp.	December 2006	17.50	78,000
465	American Eagle Outfitters Inc.	August 2006	25.00	427,800
300	American Eagle Outfitters Inc.	January 2007	27.50	252,000
100	American Insurance Group	November 2006	60.00	27,750
255	Amgen Inc.	January 2007	70.00	86,700
245	Amgen Inc.	January 2007	80.00	20,212
370	Apache Corp.	January 2007	60.00	460,650
600	Applied Materials Inc.	January 2007	17.50	66,000
400	Applied Materials Inc.	January 2007	20.00	17,000
134	Bed Bath & Beyond Inc.	November 2006	40.00	4,690
436	Bed Bath & Beyond Inc.	January 2007	40.00	30,520
240	Biogen Idec Inc.	January 2007	50.00	81,600
650	Biomet Inc.	January 2007	40.00	27,625
400	Boston Scientific Corp.	January 2007	25.00	9,000
200	Capital One Financial Corp.	September 2006	85.00	86,000
100	Capital One Financial Corp.	September 2006	90.00	18,750
50	Capital One Financial Corp.	January 2007	85.00	36,750
1,100	Check Point Software Technologies Ltd.	January 2007	20.00	79,750
300	Check Point Software Technologies Ltd.	January 2007	22.50	7,500
176	Cintas Corp.	August 2006	45.00	880
600	Cisco Systems Inc.	July 2006	20.00	16,500
100	Coach Inc.	January 2007	30.00	32,500
200	Community Health Systems Inc.	December 2006	35.00	75,000
800	Countrywide Financial Corp.	January 2007	37.50	308,000
500	Dell Inc.	January 2007	25.00	100,000
400	Dell Inc.	January 2007	30.00	18,000
100	eBay Inc.	July 2006	45.00	500
200	eBay Inc.	January 2007	35.00	32,500
300	eBay Inc.	January 2007	42.50	11,250
450	Flextronics International Ltd.	January 2007	10.00	72,000
700	Flextronics International Ltd.	January 2007	12.50	38,500
750	FLIR Systems Inc.	January 2007	27.50	69,375
10	Google Inc.	January 2007	330.00	108,800
10	Google Inc.	January 2007	410.00	54,000
200	Harley-Davidson Inc.	November 2006	52.50	110,000
200	Harley-Davidson Inc.	November 2006	50.00	146,000
600	Hewlett Packard Co.	January 2007	30.00	252,000
200	Home Depot Inc.	August 2006	42.50	1,500
600	Home Depot Inc.	January 2007	45.00	22,500
300	Intel Corp.	January 2007	20.00	35,250
300	Intel Corp.	January 2007	$22.50	$14,250
300	Kohl's Corp.	January 2007	50.00	354,000
150	Linear Technology Corp.	August 2006	37.50	1,125
100	Lowe's Cos Inc.	July 2006	65.00	1,250
300	Lowe's Cos Inc.	July 2006	70.00	1,500
200	Lowe's Cos Inc.	January 2007	65.00	61,000
350	Medtronic Inc.	January 2007	55.00	21,000
125	Mercury Interactive Corp.	July 2006	37.50	3,438
500	Merrill Lynch & Co Inc.	July 2006	70.00	72,500
464	Microsoft Corp.	January 2007	22.50	105,560
310	Morgan Stanley	July 2006	60.00	108,500
371	Morgan Stanley	January 2007	65.00	137,270
800	Nasdaq-100 Index Tracking Stock	August 2006	38.00	128,000
51	Patterson Cos Inc.	July 2006	35.00	3,443
449	Patterson Cos Inc.	October 2006	35.00	95,412
140	QLogic Corp.	July 2006	18.75	1,750
100	Ross Stores	August 2006	27.50	17,000
200	Stryker Corp.	September 2006	50.00	5,000
400	Symantec Corp.	July 2006	20.00	2,000
450	Symantec Corp.	January 2007	20.00	15,750
350	Symantec Corp.	January 2007	17.50	31,500
400	Target Corp.	July 2006	57.50	2,000
250	Transocean Inc.	November 2006	75.00	272,500
400	United Parcel Service-Class B	July 2006	75.00	306,000
100	Waters Corp.	August 2006	40.00	51,000
200	Xilinx Inc.	January 2007	25.00	34,000
	Total Call Options Written
	(Premiums Received $6,680,498)			$5,318,410
Contracts (100 shares per contract)	Put Options Written	Expiration Date	Exercise Price	Market Value
100	eBay Inc.	January 2007	$40.00	$107,500
107	eBay Inc.	January 2007	42.50	141,775
10	Google Inc.	January 2007	340.00	12,100
	Total Put Options Written (Premiums Received $123,789)			$261,375

See notes to financial statements.

6/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund

Statement of Assets and Liabilities | June 30, 2006 | unaudited

ASSETS
Investments, at value (Note 2)
Short-term investments	$13,666,130
Investment securities	100,656,640
Total investments (cost $118,479,027)	114,322,770
Cash	917
Dividends and interest	29,474
Total assets	114,353,161

LIABILITIES
Options written, at value (premiums received of $6,804,287)	5,579,785
Independent trustee and auditor fees	16,500
Other expenses	5,360
Total liabilities	5,601,645

NET ASSETS	$108,751,516
Net assets consists of:
Paid in capital	108,043,179
Undistributed net investment income	196,173
Accumulated net realized gain on investments and options transactions	3,443,919
Net unrealized depreciation on investments and options transactions	(2,931,755)
Net Assets	$108,751,516

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 7)	5,662,480

NET ASSETS VALUE PER SHARE	$19.21

See notes to financial statements.

Semi-annual Report/June 30, 2006/7

MSP/Madison Strategic Sector Premium Fund

Statement of Operations | For the six-months ended June 30, 2006 | unaudited

INVESTMENT INCOME (Note 2)
Interest income	$409,125
Dividend income	329,574
Total investment income	738,699

EXPENSES (Note 3)
Investment advisory	442,878
Administration	13,840
Fund accounting	13,194
Independent trustee and auditor	21,000
Other	51,614
Total expenses	542,526

NET INVESTMENT INCOME	196,173

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	4,973,607
Options	1,999,828
Net unrealized appreciation (depreciation) on:
Investments	(7,504,664)
Options	1,626,868

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	1,095,639

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,291,812

See notes to financial statements.

8/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund

Statement of Changes in Net Assets

	(unaudited) Six-Months Ended June 30, 2006	Year Ended December 31, 2005
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$196,173	$184,886
Net realized gain on investments and options transactions	6,973,435	6,360,345
Net unrealized appreciation (depreciation) on investments and options transactions	(5,877,796)	2,946,041
Total increase in net assets resulting from operations	1,291,812	9,491,272

DISTRIBUTION TO SHAREHOLDERS
From net investment income	--	(184,886)
From net capital gains	(5,078,757)	(4,811,104)
Total distributions	(5,078,757)	(4,995,990)

CAPITAL SHARE TRANSACTIONS
Proceeds from issuance of common shares	--	105,050,000
Reinvestment of dividends	1,031,487	1,831,589
Common share offering costs charged to paid-in-capital	--	(220,000)
Total increase in net assets resulting from capital share transactions	1,031,487	106,661,589

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,755,458)	111,156,871

NET ASSETS
Beginning of period	$111,506,974	$350,103
End of period	$108,751,516	$111,506,974

See notes to financial statements.

Semi-annual Report/June 30, 2006/9

MSP/Madison Strategic Sector Premium Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited Six-Months Ended June 30, 2006	Year Ended December 31, 2005
Net Asset Value, Beginning of Period	$19.87	$19.10
Investment Operations
Net Investment Income	0.03	0.03
Net realized and unrealized gain on investments and options transactions	0.21	1.68
Total from investment operations	0.24	1.71
Less distributions from:
Net investment income	--	(0.03)
Capital gains	(0.90)	(0.87)
Total distributions	(0.90)	(0.90)
Offering Costs Charged to Paid-in-Capital	--	(0.04)
Net Asset Value, End of Period	$19.21	$19.87
Market Value, End of Period	$18.88	$20.28
Total Investment Return
Net asset value (%)	1.17	8.83
Market value (%)	(2.53)	5.29
Ratios and Supplemental Data
Net assets, end of period (thousands)	$108,752	$111,507
Ratio of expenses to average net assets (%)	0.97[1]	0.97
Ratio of net investment Income to average net assets (%)	0.35[1]	0.25
Portfolio turnover (%)	47	49

1 Annualized.

See notes to financial statements.

10/Semi-annual Report/June 30, 2006

Notes to Financial Statements | June 30, 2006

Note 1 – Organization:

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of the Fund's Investment Advisor, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreement

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

Note 3 – Investment Advisory Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), the Advisor, under the supervision of the Fund's Board of Trustees, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Fund will pay the Advisor a fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily net assets.

Under a separate Services Agreement, effective April 26, 2005, the Advisor provides fund administration services, fund accounting services, and arranges to have all other necessary operational and support services, for a fee, to the Fund. Such services include Transfer Agent, Custodian, Legal, and other operational expenses. These fees are accrued daily and shall not exceed 0.18% of the Fund's average daily net assets. The Advisor assumes responsibility for payment of all expenses greater than 0.18% of average net assets.

Semi-annual Report/June 30, 2006/11

MSP/Madison Strategic Sector Premium Fund/Notes to Financial Statements/continued

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of capital, excluding option contracts, as of June 30, 2006 is as follows (unaudited):

Aggregate Cost	$118,479,027
Gross unrealized appreciation	3,837,749
Gross unrealized depreciation	(7,994,006)
Net unrealized depreciation	$(4,156,257)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to short-term capital gains in the amount of $4,811,104 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

For the period ended December 31, 2005, the tax character of distributions paid to shareholders was $4,995,990 of ordinary income. The Fund designates 6.21% of dividends declared from net investment income and short-term capital gains during the period ended December 31, 2005 as qualified income under the Jobs and Growth Tax Relief Reconstruction Act of 2003.

Note 5 – Investment Transactions:

During the six-months ended June 30, 2006, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $50,009,453 and $47,287,434, respectively. No U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options:

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the period ended June 30, 2006 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding - beginning of period	23,386	$5,990,194
Options written	23,645	6,829,239
Options two for one split	270	--
Options expired	(10,231)	(2,324,520)
Options closed	(1,199)	(322,356)
Options assigned	(13,242)	(3,368,270)
Options outstanding - end of period	22,629	$6,804,287

12/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund/Notes to Financial Statements/concluded

Note 7 – Capital:

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,662,480 shares issued and outstanding as of June 30, 2006.

In connection with the Fund's dividend reinvestment plan, the Fund issued 51,714 shares for a total reinvestment of $1,031,487 for the six-months ended June 30, 2006.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Subsequent Event

In order to maximize the tax benefits available to shareholders resulting from the potential recategorization of option premiums as long-term capital gains, in the best interest of shareholders, the Fund's Board of Trustees is considering whether to adjust the Fund's customary dividend distribution schedule from monthly to quarterly for tax years beginning after 2006.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Effective December 31, 2005 the Advisor discontinued its consulting relationship with option investment expert, Richard Lehman of Lehman Investment Advisory.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Forward-Looking Statement Disclosure.
One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.
The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund's portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2006 is available to you upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Semi-annual Report/June 30, 2006/13

MSP/Madison Strategic Sector Premium Fund

Dividend Reinvestment Plan | June 30, 2006

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, Inc. (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, Inc., 2 North LaSalle Street, Chicago, IL, 60602, Phone Number: (800) 727-0196 or (312) 360-5486.

14/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund

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Semi-annual Report/June 30, 2006/15

MSP/Madison Strategic Sector Premium Fund

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16/Semi-annual Report/June 30, 2006

MSP/Madison Strategic Sector Premium Fund

Board of Trustees

Philip E. Blake
Frank Burgess
Katherine L. Frank
James Imhoff, Jr.
Lorence Wheeler

Officers

Katherine L. Frank
President
Frank Burgess
Senior Vice President
Ray DiBernardo
Vice President
Jay Sekelsky
Vice President
Greg Hoppe
Chief Financial Officer
& Treasurer
W. Richard Mason
Secretary, General Counsel &
Chief Compliance Officer

Investment Advisor
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Administrator
Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
Custodian
US Bank NA
Cincinnati, Ohio
Transfer Agent
Computershare Investor Services, LLC
Chicago, Illinois
Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom, LLP
Chicago, Illinois
Independent Registered
Public Accounting Firm
Grant Thornton LLP
Chicago, Illinois

Privacy Principles of Madison Strategic Sector Premium Fund for Shareholders

The Fund is committeed to maintaining the privacy of shareholders and to safeguarding its non-public information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, alther certainnonpublic personal information of its shareholders may become available to the Fund.  The Fund does not disclose any nonpublic personal informatin about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about the shareholders to Madison Asset Management, LLC and Madison Investment Advisors, Inc. employees with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the nonbpublic personal information of its shareholders.

Question concerning your shares of Madison Strategic Sector Premium Fund?

  If your shares are held in a Brokerage Account, contact your broker

  If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent:
  Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, Illinois 60602 1-800-727-0196

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WISCONSIN 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  No purchases were made during the period covered by this report by on or behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the registrant's equity securities this is registered by the registrant pursuant to Section 12 of the Exchange Act.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b)Average Price Paid per Share (or Unit)	(c)Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 to January 31, 2006)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #2 (February 1 to February 28, 2006)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #3 (March 1 to March 31, 2006)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #4 (April 1 to April 30, 2006)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #5 (May 1 to May 31, 2006)	6,900	19.895	6900	Unlimited for dividend reinvestment plan (see footnote below)
Month #6 (June 1 to June 30, 2006)	14,592	18.670	14592	Unlimited for dividend reinvestment plan (see footnote below)
Total	21,492	19.06	21,492	Unlimited for dividend reinvestment plan (see footnote below)

Note to Item 9:  As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan.  The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.  All shares purchased during the period identified in colums (a) and (c) above were purchased as part of the Dividend Reinvestment Plan.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to existing policies.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) None.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Secretary

Date: August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 18, 2006

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 18, 2006